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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: August 3, 2000
                        (Date of earliest event reported)

                             TREGA BIOSCIENCES, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                       0-27972                   51-0336233
(State or other jurisdiction        (Commission              (IRS Employer
         of incorporation)          File Number)             Identification No.)

9880 Campus Point Drive, San Diego, CA                           92121
(Address of principal executive offices)                       (Zip Code)

                                 (858) 410-6500
              (Registrant's telephone number, including area code)


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ITEM 5.           OTHER EVENTS

Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for Trega Biosciences, Inc. for the quarter ended June 30, 2000 and forward-looking statements relating to the second half of 2000 as presented in a press release of August 3, 2000.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         99.1 Financial information for Trega Biosciences, Inc. for the quarter ended June 30, 2000 and forward-looking statements relating to the second half of 2000.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           TREGA BIOSCIENCES, INC.
                                                (Registrant)

Date:  August 4, 2000                 By:  /s/   MICHAEL G. GREY
                                           -------------------------------------
                                           Michael G. Grey
                                           President and Chief Executive Officer